UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

YANGTZE RIVER PORT AND LOGISTICS LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-38062	27-1636887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 John Street, Suite 2A, New York, NY	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 861-3315

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on December 26, 2017, Yangtze River Port and Logistics Limited (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with the shareholders of Wuhan Economic Development Port Limited (the “Wuhan Port”) to acquire all the equity interests of Wuhan Port. Pursuant to the Purchase Agreement, the closing of the transaction is conditioned upon satisfactory due diligence, the completion of auditing of the financial statements of Wuhan Port, and the approval of relevant regulatory agencies (collectively, the “Closing Conditions”), and shall be no later than March 31, 2018.

Due to fact that the Closing Conditions were uncompleted, on March 31, 2018 and May 2, 2018, the Company entered into two supplemental agreements to the Agreement with Fujian Yuesheng Industrial Development Limited (“Fujian Yuesheng”), who was then the sole shareholder of Wuhan Port, to extend the closing deadline from March 31, 2018 to April 30, 2018, and then to May 31, 2018, respectively, subject to the same Closing Conditions.

On June 5, 2018, because the auditing of financial statements of Wuhan Port still remained uncompleted, the Company and Fujian Yuesheng entered into a new supplemental agreement (the “New Supplemental Agreement”) to extend the closing deadline from May 31, 2018 to July 31, 2018.

The foregoing description of the terms of the New Supplemental Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the New Supplemental Agreement, which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	English Translation of the New Supplemental Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YANGTZE RIVER PORT AND LOGISTICS LIMITED

Date : June 5, 2018	By:	/s/ Xiangyao Liu
Xiangyao Liu
President and Chief Executive Officer

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